Exhibit 99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Kevin A. McCreadie, President of PNC Alternative Strategies Master Fund LLC (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 23, 2010	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

I, John Kernan, Treasurer of PNC Alternative Strategies Master Fund LLC (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 23, 2010	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)